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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference and included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File No. 333-64462 and File No. 333-63342.



/s/ Arthur Andersen LLP


Atlanta, Georgia
March 25, 2002